UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 17, 2011, Varian Semiconductor Equipment Associates, Inc. (the “Company”) posted on its internal website an Employee Q&A regarding the previously announced merger agreement with an affiliate of Applied Materials, Inc. The Employee Q&A included here as Exhibit 99.1, and the information contained therein, is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, including those regarding the proposed merger of the Company and Barcelona Acquisition Corp. (the “Merger”). These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed Merger in a timely manner or at all; the satisfaction of conditions precedent to consummation of the Merger, including the ability to secure regulatory approvals in a timely manner, or at all, and approval by the Company’s stockholders; the possibility of litigation (including related to the Merger itself); and other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and the Company does not undertake any obligation to update any forward-looking statements.

Important Information for Investors and Shareholders

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Applied Materials, Inc. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC. The Company filed a preliminary proxy statement on Schedule 14A with the SEC on June 7, 2011.

INVESTORS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain the documents free of charge through the website maintained by the SEC at www.sec.gov, and stockholders of the Company will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. Such documents are not currently available.

Participants in the Solicitation

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in respect of the proposed Merger. Information regarding the interests of such persons in the Merger and such persons’ beneficial ownership of Varian Semiconductor Equipment Associates, Inc. common stock as of October 29, 2010 is set forth in its proxy statement relating to the 2011 annual meeting of stockholders, which was filed with the SEC on December 1, 2010. Investors may obtain additional information regarding the interest of the participants by reading the preliminary proxy statement and the definitive proxy statement when filed.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Employee Q&A, dated June 17, 2011

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
(Registrant)

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday

Title:	Executive Vice President and Chief Financial Officer

Date: June 17, 2011

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